Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1545

                  Closed-End Strategy: Master Municipal Income
                      Portfolio -- New York Series 2015-2

                          Supplement to the Prospectus

        Prior to the open of business on June 8, 2015, Nuveen Investments completed its reorganization of both Nuveen New York Performance Plus Municipal Fund, Inc. ("NNP") and Nuveen New York Dividend Advantage Municipal Fund 2 ("NXK") into Nuveen New York Dividend Advantage Municipal Fund ("NAN"). NNP shares were exchanged at a ratio of 1.03045469 shares per single share of NAN, and NXK shares were exchanged at a ratio of 0.97814859 shares per single share of NAN.

        The Portfolio held shares of NNP, NXK and NAN on its Initial Date of Deposit, and as a result of the reorganization, now holds additional shares of NAN in place of NNP and NXK. Accordingly, the Portfolio will continue to buy shares of NAN in the aggregate proportions previously represented by NNP, NXK and NAN.

Supplement Dated: June 9, 2015